Exhibit 10.3

DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Duties of the Agent Bank DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Terms and Conditions Changes in Agents egulations concerning transfers and registration of Subordinated Notes Specified Offices of the Agents Redemption, Purchase and Cancellation Redemption, Purchase and Cancellation provided however that DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Miscellaneous Duties of the Agents Form of Global Note Certificate Form of Individual Note Certificate DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Exchanges of Global Note Certificate for Individual Note Certificates Transfers of Subordinated Notes Replacement of Note Certificates Additional and successor agents Availability of Individual Note Certificates DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

provided however Cancellation and destruction DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Deferral of Interest Redemption, Purchase and Cancellation Issuer to pay Fiscal Agent Issuer to pay Fiscal Agent Payments to the Fiscal Agent provided however Payments to Noteholders provided however that Issuer to pay Fiscal Agent DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Issuer to pay Fiscal Agent Payments by Paying Agents Payments by Paying Agents Issuer to pay Fiscal Agent Issuer to pay Fiscal Agent Payments by Paying Agents Issuer to pay Fiscal Agent Payments by Paying Agents Issuer to pay Fiscal Agent Issuer to pay Fiscal Agent Reimbursement by Fiscal Agent Appropriation by Fiscal Agent provided however that Reimbursement by Issuer Issuer to pay Fiscal Agent DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

provided however that provided however that Interest DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Interest Supervisory Consent Deferral of Interest Notice of Deferral Regulatory Deficiency Deferral of Interest DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Deferral of redemption date Deferral of redemption date provided however that Deferral of Interest Deferral of redemption date Records DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Fees Fees and Expenses Indemnity in favour of the Agents Payments by Paying Agents Expenses DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Indemnity in favour of the Agents Changes in Agents DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

provided however that Additional and successor agents Paying Agents may appoint successors provided however that Additional and successor agents Paying Agents may appoint successors Additional and successor agents DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Resignation Additional and successor agents Resignation Revocation Automatic termination Taxes Terms of Appointment Changes in Agents Maintenance of the Register Duties of the Agent Bank Fees and Expenses Documents available for inspection DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

provided DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Modification and Waiver DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

(an insurance company incorporated under the laws of Bermuda) The Bank of New York Depository (Nominees) Limited Promise to pay Status and Subordination DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Form of Individual Note Certificate Default and remedies on default Delivery of Individual Note Certificates Notices DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

(duly authorised) DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

currency duly authorised DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Terms and Conditions to be inserted DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

(an insurance company incorporated under the laws of Bermuda) CURRENCY IN WORDS DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

duly authorised issue date duly authorised DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

duly authorised DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Attached to each Note Certificate Terms and Conditions At the foot of the Terms and Conditions DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

The following (subject to amendment, and other than the words in italics) is the text of the terms and conditions of the Subordinated Notes which will appear on the reverse of each of the definitive certificates evidencing the Subordinated Notes. The wording appearing in italics below is included for disclosure purposes only and does not form part of the terms and conditions of the Subordinated Notes. Status and Subordination pari passu DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

pari passu Additional Subordination under Relevant Rules Set-off No Insolvency Solvency Condition Status and Subordination DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Solvency Condition Solvency Condition Register Title Transfers Closed periods Regulations concerning transfers and registration provided however that Registration and delivery of Note Certificates Transfers No charge DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Closed periods Regulations concerning transfers and registration Interest Solvency Condition Deferral of Interest Payments provided however that provided further that Interest Accrual Deferral of redemption date Interest Rate of Interest DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

provided provided Effect of Benchmark Transition Event Effect of Benchmark Transition Event DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

per annum plus provided provided however that DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

provided provided DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

provided DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Calculation of Interest Amount Publication Notifications etc. Calculation Amount Regulatory Deficiency Deferral of Interest Notice of Deferral DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

No default Solvency Condition Regulatory Deficiency Deferral of Interest Arrears of Interest and Additional Interest Amounts Regulatory Deficiency Deferral of Interest Solvency Condition Payment of Arrears of Interest and Additional Interest Amounts Solvency Condition Notices Redemption, Purchase and Cancellation Deferral of redemption date Default and remedies on default Notice of Deferral Notices Solvency Condition Regulatory Deficiency Deferral of Interest provided however that DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Notices Scheduled redemption Solvency Condition Deferral of redemption date Preconditions to redemption and purchases Payments Deferral of redemption date Scheduled redemption Redemption for tax reasons Redemption upon the occurrence of a Capital Event Redemption at the option of the Issuer Solvency Condition Redemption, Purchase and Cancellation Deferral of redemption date Notices Deferral of redemption date provided however that Notices Redemption for tax reasons Redemption upon the occurrence of a Capital Event Deferral of redemption date Solvency Condition Deferral of redemption date Deferral of redemption date DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Deferral of redemption date Redemption for tax reasons Redemption upon the occurrence of a Capital Event Solvency Condition Solvency Condition provided Solvency Condition Deferral of redemption date Solvency Condition Deferral of redemption date Redemption for tax reasons Solvency Condition Deferral of redemption date Preconditions to redemption and purchase Taxation DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Redemption for tax reasons provided Redemption upon the occurrence of a Capital Event Solvency Condition Deferral of redemption date Preconditions to redemption and purchase provided Notices Redemption at the option of the Issuer Solvency Condition) Preconditions to redemption and purchase provided Notices No other redemption Scheduled redemption Deferral of redemption date Redemption for tax reasons Redemption upon the occurrence of a Capital Event Redemption at the option of the Issuer Purchase Solvency Condition Preconditions to redemption and purchases DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Cancellation Purchase Preconditions to redemption and purchases DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Principal Interest Payments subject to fiscal laws Taxation Payments on business days Interest Partial payments No commissions Record date Agents provided however that Notices DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Payment default DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

provided however that Solvency Condition Regulatory Deficiency Deferral of Interest Deferral of redemption date Winding-Up Enforcement provided however that provided further that Extent of Noteholders' remedy pari passu DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Arrears of Interest and Additional Interest Amounts provided however that Payments on business days provided further that Registration and delivery of Note Certificates Calculation Amount Jurisdiction Interest Calculation of Interest Amount DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Rate of Interest Interest Form and Denominatio Status and Subordination Undertakings of the Issuer per annum per annum per annum Status and Subordination Scheduled Redemption DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Rate of Interest Rate of Interest DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

Taxation DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

provided DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4

DocuSign Envelope ID: 135491C1-3E2D-4FAD-98E8-40EE4292B8F4